DANZAR INVESTMENT GROUP, INC. PROXY
                FOR THE HOLDERS OF COMMON SHARES
  THIS PROXY IS SOLICITED ON BEHALF OF DANZAR
  INVESTMENT GROUP, INC. ANNUAL MEETING TO BE HELD ON
  DECEMBER 23, 1996 AT 10:00 A.M.

The undersigned shareholder of Danzar Investment Group, Inc. (the "Company") hereby appoints Daniel Wettreich, or failing him, Jeanette P. Fitzgerald as Attorneys and Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorney and Proxies may do or cause to be done by virtue thereof. The above-named Attorneys and Proxies are instructed to vote all the undersigned's shares as follows:

1.   THE ELECTION OF DIRECTORS:

     o    For the Election of All Nominees Listed Below
          (Except as Marked to the Contrary Below*)

     o    Withhold Authority to Vote for All Nominees Listed Below

Daniel Wettreich, Jeanette Fitzgerald,  and Robert Gregory.

*(Instruction:  To withhold authority to vote for an individual
nominee,  strike a     line through that nominee's name above.)

2.   RATIFY THE SELECTION OF AUDITORS FOR APRIL 30, 1997:

      To ratify the appointment of Larry O'Donnell, CPA, as auditors for the fiscal year ended April 30, 1997.

          AGAINST  o         FOR  o        ABSTAIN  o
3.    APPROVAL  OF THE AMENDMENT OF THE ARTICLES OF INCORPORATION
CHANGING  THE
NAME OF  THE CORPORATION:

      To approve the change in the name of the Corporation to Alexander Mark (USA), Inc.

          AGAINST  o         FOR  o        ABSTAIN  o

4.   APPROVAL OF A 1 FOR 100 COMMON SHARES REVERSE :

      To reduce the number of shares outstanding and provide for additional shares to be issued.

          AGAINST  o         FOR  o        ABSTAIN  o

THIS  PROXY,  WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED
HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, and 3.


              Dated this _______ day of ______________, 1996



              ______________________________________________
                       Signature of Shareholder
              ______________________________________________
                       Signature of Shareholder


              ______________________________________________
                          Please Print Name
              ______________________________________________
                          Please Print Name

Please  date  and  sign  exactly as your name or  names  appear  on
your  stock certificate.       Joint  owners should each sign
personally.   If  signing  in  any
fiduciary  or  representative capacity, give full  title  as  such
and  provide authorization.        For  shares held by a
corporation, please affix its corporate seal.

PLEASE  MARK,  SIGN,  DATE  AND  RETURN THE PROXY PROMPTLY  USING
THE  ENCLOSED ENVELOPE.

                          DANZAR INVESTMENT GROUP, INC.

                               Camelot
                               Place
                               17770
                               Preston
                               Road
                               Dallas,
                               Texas
                               75252
               NOTICE OF MEETING OF
SHAREHOLDERS


                To be Held On December
23, 1996

      Notice is hereby given that the Annual Meeting of Shareholders of Danzar Investment Group, Inc. (the "Company") will be held at the offices of the Company on the 23rd of December at 10:00 a.m., local time, for the following purposes:

     (1)  To elect three directors;

  (2)  To ratify the appointment of auditors for the fiscal year ended
                                  April
30, 1997.

(3)  To approve the amendment of the articles of incorporation to change the
       Company's name to Alexander Mark (USA) Inc..

     (4) To approve a 1 for 100 reverse stock split to reduce the number of common shares outstanding and allow for additional shares to be issued.

     (5) To transact such other business as may properly come before the meeting or any adjournment(s) thereof.

 The accompanying Proxy Statement contains information regarding, and a more
complete description of, the items of business to be considered at the meeting.

  Only shareholders of record at the close of business on December 12,
                                  1996
are entitled to notice of, and to vote at, the Meeting of Shareholders and any adjournment(s) thereof.

 You are cordially invited to attend the meeting, but if you are unable to
do so, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED SELF ADDRESSED ENVELOPE. If you attend the meeting, you may vote in person if you wish, whether or not you have returned the proxy. In any event, a proxy may be revoked at any time before it is exercised.

By Order of the Board of Directors


Jeanette Fitzgerald
Corporate Secretary
Dallas, Texas
December 12, 1996

                  DANZAR INVESTMENT
                          GROUP,
                          INC.
                          Camelot
                          Place
                       17770
                       Preston Road
                       Dallas,
                       Texas 75252

                         PROXY

STATEMENT

                               for

                 ANNUAL MEETING OF
                  SHAREHOLDERS To
                  be Held December
                  23, 1996




   This  Proxy  Statement  is  sent  to  shareholders
of  Danzar Investment  Group, Inc. (the "Company"),
in connection  with  the solicitation of proxies by
the Board of Directors of the  Company for  use at
the Annual Meeting of Shareholders of the Company  to
be  held on December 23, 1996 at 10:00 a.m., local
time  at         the
offices of the Company any adjournment(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Solicitation of proxies may be made in person or by mail, telephone or telegraph by directors, officers, and regular employees of the Company. The major shareholder of the Company has enough votes to approve all transactions to be voted on at this meeting and has indicated he will vote for the directors and approve all proposals. The Company will also request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation materials to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy
Statement and the enclosed proxy are first being sent to shareholders of Danzar Investment Group, Inc.
on or about December 12,1996.

Pursuant to the Private Securities Litigation Reform
Act of  1995 the  Company,  in  addition  to
historical  information,  certain information within
this proxy statement contains forward  looking
statements.   These statements are subject to certain
risks  and uncertainties   that  could  cause  actual
results   to   differ materially  from  those set
forth including but not limited to competition among employers for appropriate personnel, Camelot's dependence on outside suppliers and the need to go to outside consulting sources, the continued ability to create and /or acquire products that customers will accept; the impact of competition and changing competitors; the changing nature of regulations and the manner in which they are interpreted; and pricing pressures in addition to normal economic and world factors beyond the control of the Company.

                REVOCATION OF PROXIES

  Any  Shareholders returning the accompanying proxy
may  revoke such  proxy  at  any  time prior to its
exercise  (a)  by  giving written notice to the
Corporate Secretary of the Company of  such
revocation  prior  to its use, (b) by voting  in
person  at  the
meeting,  or  (c)  by  executing and filing  with
the  Corporate Secretary of the Company a later dated
proxy.
     OUTSTANDING STOCK AND CERTAIN SHAREHOLDERS
  The  voting securities of the Company are shares of
its  common stock,  $0.002 stated value("Common
Stock"), each share of  which entitles  the  holder
to  one vote  at  the  Annual  Meeting  of
Shareholders and any adjournment(s) thereof.  At
December 2, 1996 there were outstanding and entitled
to vote 74,940,317 shares  of Common  Stock.   Only
shareholders of record  at  the  close  of business
on December 12, 1996, are entitled to notice of, and
to vote   at,   the   Annual   Meeting  of
Shareholders   and   any adjournment(s) thereof.
The  following  table shows the amount of common
stock,  no  par value, ($.002 stated value), owned as
of December 2, 1996 by each person  known to own
beneficially more than five percent (5%)  of the
outstanding common stock of the Registrant, by each
director, and  by all officers and directors as a
group (3 persons).   Each individual  has sole voting
power and sole investment power with respect to the shares beneficially owned.



Name  and  Address  of                   Amount  and
Nature of
Percent
Beneficial  Owner                     Beneficial
Ownership  of
Class

Daniel       Wettreich
8,000,000       (1)
10.67%
17770 Preston Road
Dallas, Texas 75252

Jeanette       Fitzgerald
1,379,091
1.84%
17770 Preston Road
Dallas, TX  75252


All    Officers   and   Directors
9,379,091    (1)
12.51%
as a group (3 persons)


Mick Y. Wettreich,            64,900,000
86.6% 34 Monarch Court
Lyttleton Road
London, England
N20RA


     (1)     8,000,000  of these shares are in the name  of
Zara
       Wettreich the wife of Mr. Wettreich, as   her
       separate property. Mr. Wettreich has disclaimed all beneficial interest in such shares.


 .



At April 30, 1995, and 1994, companies
associated with a director and officer of the Company had advanced to the Company $300 and $9,000 respectively payable on demand and interest free. For the years ended April 30, 1995 and 1994, the Company incurred stock transfer fees to a company associated with the President of the Company in the amounts of $2,921 and $2,938 respectively.


Since the beginning of the registrant's last fiscal year, there have been no material transactions between the registrant and its management and/or 5% or greater security holders. Nor have there been any material revenue impacting relationships.

On March 15, 1994, Registrant issued 64,900,000 shares of common stock to the brother of the President. This resulted in a change of control.




              ELECTION OF DIRECTORS

 The Company's Bylaws provide for a Board of Directors consisting of at least three directors.
The persons named in the enclosed form of Proxy will vote the shares represented by such Proxy for the election of the three nominees for directors named below. If at the time of the meeting, any of these nominees shall have become unavailable for any reason, which event is not expected to occur, the persons entitled to vote the Proxy will vote for such substitute nominee or nominees, if any, as they determine in their discretion. If elected, the nominees for director will hold office until the next annual meeting of shareholders, or until their successors are elected and qualified. The executive officers of the Company are elected annually at the first meeting of the Company's Board of Directors held after each annual meeting of shareholders. Each executive officer will hold office until their successor is elected and qualified or until their death or resignation or until they shall have been removed in the manner provided by the Company's
Bylaws. The nominees for directors and officers, each of whom has consented to be a director if elected are as follows:



Name              Age   Position          Period
Served      Term Expires
Daniel Wettreich 45    Chairman and      January 1985
Next
                       President,                          Annual
                                                       Treasurer, Meeting
                       Director


Jeanette P. Fitzgerald 35                Vice
President  and  May 1989             Next
                       General Counsel,                    Annual
                                                       Secretary, Meeting
                       Director

Robert B Gregory   49    Director          None            NA

Daniel Wettreich

    Daniel Wettreich is President, Treasurer and
Director of  the Company  since January 1985.  Since
September 1988, he  has  been the  Chief  Executive
Officer, President and Director of  Camelot
Corporation(1),  a  NASDAQ  listed  public  company
in   CD-ROM software.  Since 1981, he has been the
President and Director  of Wettreich  Financial
Consultants, Inc., a  financial  consulting company.
He  is the President and a Director of Forme
Capital, Inc. since December 1986, a real estate
company. Additionally, he currently  holds  directors
positions  in  the  following  public companies
Malex, Inc., Adina, Inc., and Tussik, Inc.,  which
are dormant companies seeking merger opportunities.
In July 1993, he was   appointed  a  Director  of
Goldstar  Video  Corporation(2) following  an
investment  by  Camelot.   From  January  1985  to
February 1988 he was a founding director of Phoenix Network, Inc., a public telecommunications company listed on the American Stock Exchange.
Mr. Wettreich has a Bachelor of Arts in Business Administration from the University of Westminister, London, England.
Jeanette P. Fitzgerald

    Jeanette Fitzgerald is the Secretary and a
Director since May 1989.  She is a member of the
State Bar of Texas and the Business Law  and  Oil,
Gas and Mineral Law sections.  She  is  also  the
Corporate   Secretary   and  Director  of   Wettreich
Financial Consultants,  Inc. She is a director of
Forme  Capital,  Inc.,  a real  estate  company
since December, 1988.  She  is  also  Vice President
and  General  Counsel  and  a  Director  of   Camelot
Corporation(1).   Further,  she is a Director  of
Tussik,  Inc., Malex,  Inc.,  and Adina, Inc., which
are public  companies.   In July  1993,  she  was
appointed a  Director  of  Goldstar  Video
Corporation(2) following an investment by Camelot.
She graduated from  Texas  Tech  University School
of  Law  receiving  both  a Doctorate   of
Jurisprudence  and   a   Masters   of                    Business
Administration in May 1986.  Previous to that, she
graduated from the   University  of  Michigan  with
a  Bachelors  of                                         Business
Administration in December 1982.


Robert B. Gregory

      Robert  Gregory  is the Vice President of
Finance  for Camelot  Corporation since July 1996.
He was previously Director of  Finance  of Jenkens &
Gilchrist, one of Texas's largest law firms, prior to which he was controller of Memorex Telex
Corporation,  a manufacturer of computer equipment.
Previously, from 1985 he was controller of the communications division of Electronic Data Systems, an international provider of information technology.
In addition to being a Certified Public Accountant, he has an MBA from Creighton University and a BS in Accounting from the University of Nebraska.

(1) A subsidiary, Camelot Entertainment, Inc.,
filed Chapter 7    liquidation in January 1995.
(2) Goldstar Video filed for protection from
creditors pursuant to Chapter 11 in October
1993, and has converted to a    liquidation
proceeding.


                DIRECTORS MEETING

   During the fiscal year ending April 30, 1996, the
Company  had one (1) directors meetings. Company has no
standing nominating or compensation committee.
                    MANAGEMENT REMUNERATION
   The  following  table  lists all cash compensation
                        exceeding
$100,000  paid  to  Company's  executive  officers  for
services rendered in all capacities during the fiscal
year ended April 30, 1996.   No  bonuses   were granted
to any  officer,  nor  was  any
compensation deferred.

               SUMMARY COMPENSATION TABLE

                      Annual Compensation     Long-Term
                      Compensation

                                         Award  Payouts
                                         s

                                         Restr
Name and Pri                    Other    icted  Optio
LTI   All
ncipal        Yea  Salar  Bonu  Annual   Stock   ns/
P  Other
  Position    r    y      s     Compe    Award   SARs
Pay Compens
                                nsation   (s)
out  ation

s

              199    -     -       -       -      -
-
Daniel        4      -     -       -       -      -
- -
Wettreich     199    -     -       -       -      -
-
Chairman and  5                                              -
President     199
Treasurer     6                                              -
Jeanette P.   199    -     -       -       -      -
-
Fitzgerald    4      -     -       -       -      -
- -
Vice          199    -     -       -       -      -     -
President,    5                                              -
General       199
Counsel and   6                                              -
Secretary



      Directors of the Company receive no salary for their services as such, but are reimbursed for reasonable expenses incurred in attending meetings of the Board of Directors.

      Company  has no compensatory plans or
arrangements  whereby any executive officer would
receive payments from the Company  or a   third party
upon his resignation, retirement or termination of employment, or from a change in control of Company or a change in the officer's responsibilities following a change in control .

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES AND
                             EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934
requires the Company's       executive  officers,
directors,  and   persons   who
beneficially own more than 10% of the Company's
Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section
16(a) forms  filed  by  such person.

Based solely on the Company's review of such forms furnished to the Company and written representations from certain reporting persons, the Company believe that all filing requirements applicable to the Company's executive officers, director, and more than 10% stockholders were complied with.


                SHAREHOLDER PROPOSALS

    According  to  Rule  14a-8 promulgated under  the
Securities Exchange  Act  of  1934, a shareholder may
require  that  certain proposals  suggested  by the
shareholders  be  voted  upon  at  a shareholders
meeting.  Information concerning such proposal  may
be  submitted to the Company for inclusion in the
Company's Proxy Statement.   Such  proposals must be
submitted  to  the  Company before Julne 28,  1997
for consideration at the 1997 shareholders meeting.
                MANAGEMENT PROPOSAL I
 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
      FOR THE FISCAL YEAR ENDED APRIL 30, 1997


    The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

    RESOLVED, that the appointment by the Board of Directors of Larry O`Donnell, as independent auditors of the Company for the year ending April
30, 1997 is hereby approved.

    It is not intended that a representative of Larry O'Donnell will be present at the meeting or be available for questions.

During the previous two years, there were no disagreements between the Company and the previous auditors regarding a policy or disclosure.

   Neither  this accountant nor any accountant for

the  past  two years has rendered an audit opinion

containing an adverse opinion or  a disclaimer of

opinion or were any of the opinions qualified or

modified  as  to  uncertainty,  audit  scope  or

accounting principles.





                     MANAGEMENT PROPOSAL II

APPROVAL OF THE AMENDMENT OF THE ARTICLES OF
INCORPORATION TO  CH ANGE THE NAME OF THE COMPANY

The following resolution will be offered by Management pursuant to the Board of Directors resolutions at the meeting:

   "RESOLVED, that the Articles of Incorporation
shall be amended as   set out below to change the
name of the Company  to Alexander
Mark (USA), Inc.


                      ARTICLE I

The name of the Company shall be amended from Danzar Investment Group, Inc. to

            Alexander Mark (USA), Inc. "


               MANAGEMENT PROPOSAL III

APPROVE A 1 FOR 100 REVERSE STOCK SPLIT TO INCREASE
THE NUMBER OF SHARES AVAILABLE FOR FURTHER  ISSUANCE

     The following resolution will be offered by
                 Management pursuant
to the Board of Directors resolutions at the meeting:

   "RESOLVED,  that   a 1 for 100 reverse stock
split  shall  be
effected on all the outstanding shares of the Company with no effect on the authorized shares."

The  board has determined that in order to best
provide value  to the   shareholders  of  the
Company,  acquisitions  of   ongoing businesses
should be considered. Acquisitions may entail the issuance of new shares in the Company. The board has therefore determined that the number of outstanding shares shall be reduced without adjusting the authorized share value. Upon passage of this resolution new certificates will be prepared and mailed to all shareholders. The old certificates in the name of Danzar Investment
Group  Inc.  will be considered null and void.



                SHAREHOLDER APPROVAL

Shareholders, representing a majority of those common
shares  out standing,  and eligible to vote must
return proxies to constitute a                                 quorum, including
abstentions.  The major shareholder, Mick Y.
Wettreich,  has already expressed his approval and
intention  to vote  for  the above resolution and the
slate of directors.  His
vote  will  be  sufficient to create a  quorum  and
approve  the actions  without any further vote of any
shareholder.  A majority of                                   those  shares
constituting the quorum eligible to vote is required for approval of Management Proposal I, II and III and the election of directors.



                   OTHER BUSINESS

    The  Board of Directors of the Company does not
know  of  any other  business  to be presented at the
Annual Meeting.   If  any other  matters are properly
brought before the meeting, however, it is intended that the persons named in the accompanying form of proxy will vote such proxy in accordance with their best judgment.
   By order of the Board
of Directors
Jeanette P. Fitzgerald
Corpora
te
Secreta
ry


Dallas,
Texas
Decembe
r 12,
1996